UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 6, 2011 (July 6, 2011)
Date of Report (Date of earliest event reported)

MEDGENICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35112	98-0217544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Towers Crescent Drive, Suite 1300
Vienna, Virginia 22182
(Address of principal executive offices, zip code)

(646) 239-1690
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01           Entry into a Material Definitive Agreement.

On July 6, 2011, Medgenics, Inc. (“Medgenics”) entered into the Fourth Amendment to Standstill and Option Agreement (the “Fourth Amendment”) with Baxter Healthcare Corporation, Baxter Healthcare S.A. and Baxter Innovations GmbH (collectively, “Baxter”). The Fourth Amendment amended the Standstill and Option Agreement dated October 22, 2009 (as subsequently amended, the “Agreement”) pursuant to which Baxter agreed to fund certain research and development activities to be conducted by Medgenics relating to the application of Medgenics’ biopump technology to produce human Factor VIII (hFVIII) protein. The Fourth Amendment was made effective as of June 6, 2011.

The Fourth Amendment reinstated the Agreement, which had expired pursuant to its terms as of April 21, 2011, to provide for the continued development of Medgenics’ biopump technology to produce human Factor VIII (hFVIII). Pursuant to the Fourth Amendment, Baxter agreed to pay $75,000 to Medgenics for the preparation and delivery of specified biopumps to Baxter for experimentation. The Fourth Amendment did not reinstate the standstill provisions of the Agreement, pursuant to which Medgenics had agreed to refrain from entering into any other agreements or providing information to third parties relating to the Factor VIII biopump project, until and unless Baxter exercises its exclusive option to negotiate a definitive agreement regarding a transaction related to the Factor VIII biopump technology. The Agreement, as amended by the Fourth Amendment, terminates five days after the earlier of the date of completion of Baxter’s experiments using the biopumps and September 30, 2011, unless Baxter exercises its option prior to such date.

The foregoing description of the Fourth Amendment is qualified in its entirety by reference to the Fourth Amendment, a copy of which is filed as Exhibit 10.1 to this Form 8-K and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a copy of Medgenics’ press release dated July 6, 2011, which contains information regarding the Fourth Amendment.

The information furnished in this report under this Item 7.01, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01           Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed or furnished herewith:

Exhibit No.	Description

10.1	Fourth Amendment to Standstill and Option Agreement, effective as of June 6, 2011, among Medgenics, Inc., Baxter Healthcare Corporation, Baxter Healthcare S.A. and Baxter Innovations GmbH.

99.1	Medgenics, Inc. Press Release dated July 6, 2011 (furnished pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDGENICS, INC.

By:	/s/ Phyllis K. Bellin
Name: Phyllis K. Bellin
Title: Director of Finance and Administration

Date:  July 6, 2011